Exhibit 99.1

Investor Presentation  NASDAQ: RMCF • November 2025  A Transformation in Progress

Safe Harbor Statement This presentation is for informational purposes only and is not an offer to sell securities or a solicitation of an offer to buy any securities and may not be relied upon in connection with the purchase or sale of any security. Sales and offers to sell Rocky Mountain Chocolate Factory, Inc. (the “Company”) securities will only be made in accordance with the rules and regulations of the Securities and Exchange Commission (SEC), including the Securities Act of 1933, as amended, or an exemption from registration.   This presentation is proprietary and is intended solely for the information of the persons to whom it is presented and may not be retained, reproduced, or distributed, in whole or in part, by any means (including electronic) without the prior written consent of the Company.  This presentation includes statements of our expectations, intentions, plans, and beliefs that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to come within the safe harbor protection provided by those sections. These forward-looking statements involve various risks and uncertainties. The statements, other than statements of historical fact, included in this press release are forward-looking statements. Many of the forward-looking statements contained in this document may be identified by the use of forward-looking words such as "will," "intend," "believe," "expect," "anticipate," "should," "plan," "estimate," "potential," “may,” “would,” “could,” “continue,” “likely,” “might,” “seek,” “outlook,” “explore,” or the negative of these terms or other similar expressions. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future, including statements regarding future financial and operating results, our business strategy and plan, our strategic priorities, our market opportunities, our store pipeline, and our transformation, are forward-looking statements. Management of the Company believes that these forward-looking statements are reasonable as and when made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date of this press release. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause the Company’s actual results to differ materially from historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to: inflationary impacts, the outcome of legal proceedings, changes in the confectionery business environment, seasonality, consumer interest in our products, receptiveness of our products internationally, consumer and retail trends, costs and availability of raw materials, competition, the success of our co-branding strategy, the success of international expansion efforts, financial covenants in our credit agreements, and the effect of government regulations. For a detailed discussion of the risks and uncertainties that may cause our actual results to differ from the forward-looking statements contained herein, please see the section entitled “Risk Factors” contained in our periodic reports, each filed with the Securities and Exchange Commission.  This presentation contains statistical data that we obtained from industry publications and reports generated by third parties. Although industry publications and surveys generally state that the information contained therein has been obtained from sources believed to be reliable, we have not independently verified this statistical data.

Company Heritage: 1981 - 2025

1981
Founded in Durango, Colorado with a single handcrafted chocolate store

1985
Listed on NASDAQ as RMCF

1990
Rapid U.S. franchise expansion; 100+ franchised stores

2009-2013
Entered and later exited the yogurt business; partnered with Cold Stone Creamery; peak store count with 338 locations

2015-2025
A decade of equity underperformance

2024
Transformation begins
- Successive CEOs replaced
- Equity raised; debt refinance; non-core asset sales
- Exited unprofitable business
- Returned Consumer Packaging to Durango

Transformational cornerstones laid:
I. Data and analytics
II. Revenue growth
III. Operational efficiency
IV. Financial stability

2024-2025
Transformational executive team hired

2025
Executive Team continues to build while cultural change takes root
- ERP & POS deployed
- Brand refresh, new store growth begins
- EBITDA breakeven FY26 H1

Rocky Mountain Chocolate Factory 3

Failure to Deliver – 10 Years  Store Count Oct-2015 to Oct-2025  Franchisee  Company Owned  Licensee  Total  2025  139  3  112  254  2020*  218  2  107  327  2015*  272  3 72  365  * Includes 52 (2020) and 62 (2015) in Canada

New Executive Team  Tasked to Transform  Jeff Geygan  Director and Interim CEO  May 2024 Provide leadership and long-term strategic vision  Luis Burgos  VP, Operations  July 2025 Implement Lean Manufacturing and Six-Sigma production disciplines while improving throughput and efficiency  Carrie Cass  CFO  August 2024  Bring financial discipline to the enterprise while tasking team with data and analytic disciplines  Numaan Shah  VP, Franchise Business Support  July 2024  Engage with franchisees & licensees while driving store level sales growth and improved store profitability across the system  Jeremy Garcia  VP, Marketing & Sales  December  2024  Introduce new and innovative products, packaging, website and brand messaging  David Denker  VP, Franchise Business Development  September 2025  Invigorate store unit growth with existing and new franchisees with a strategic overlay to optimize logistics and distribution

RMCF Today – Transformational Plan

On a Path to Profitability in FY2026 with a Scalable Franchise Model and New Premium Brand Experience

1H FY2026 vs 1H FY 2025 Key Highlights

Revenue	Adj. EBITDA
$13.2M vs $12.8M	$0.2M vs $(2.1M)

Recent Operational Progress

- ✓ Implemented company-wide ERP & POS rollout
- ✓ New e-commerce website launched July 2025
- ✓ Updated packaging introduced Aug 2025
- ✓ Systemwide brand refresh completed September 2025; store remodel expected to launch CY 2026

Over 250 franchised and licensed stores across the U.S. and select international markets

Multi-channel revenue model: factory product sales, franchise royalties & fees, company-owned retail, and e-commerce

44-year brand heritage with signature premium handcrafted chocolates and caramel apples

ROCKY MOUNTAIN CHOCOLATE FACTORY 6

Macro Market Drivers

Projected Growth

Total U.S. confectionery sales reached $54B in 2024 and are forecasted to surpass $70B by 2029, representing a ~5.3% CAGR over a five-year period.[1]

Value-Driven Dynamics

Chocolate dollar sales grew ~0.4% in 2024 even as unit volumes declined ~3.3%, highlighting pricing power and consumer willingness to trade up for premium products.[1]

Widespread Demand

Confectionery maintained ~98% U.S. household penetration in 2024, demonstrating category resilience despite inflationary pressures.[1]

Highly Fragmented Industry

No single brand holds more than ~15% share, creating opportunities for differentiated premium players to capture market share.[2]

Omnichannel Purchasing

Unlike other consumer discretionary products, over half of consumers buy confectionery primarily in-store, while ~35% purchase both online and in-store, supporting both retail and e-commerce opportunities.[3,4]

Sources: (1) National Confectioners Association *State of Treating 2024*, (2) Statista & Euromonitor U.S. Confectionery Market Outlook 2024, (3) Progressive Grocer and (4) CandyUSA market updates (2025).

Rocky Mountain Chocolate Factory 7

Company Drivers  Niche Positioning  Includes RMCF premium handcrafted product sales and in-store made items  Customer Experience  Store experience where caramel apples are freshly created and batch fudge is produced on stone slab tables  Widespread Demand  Demand in high-traffic areas with successful operators in airport, resort, high-end fashion retail and casino venues  Sensual Immersion  Store atmosphere that engages all five senses and introduces an immersive chocolate experience  Modernized Store Design  New store features a modern, open layout with warm wood accents, an expanded ice cream counter, and our signature mountain-sized chocolates

Turnaround in Financial Performance  FY 2025 reflected a year of building our foundation for our efforts to return to profitability  New leadership is facilitating meaningful shifts in strategy  Critical human and capital investment has been made across production, franchisee support, marketing & sales, and new store development  We are realizing the benefit of these investments FY 2021-2025

Long-Term Strategic Transformation Plan

Strategy  Modernize Operations  Complete ERP & POS rollout to all stores for real-time visibility into sales, inventory, and profitability.  Enhance Margins  Deploy dynamic pricing, SKU rationalization, and factory automation to offset commodity inflation and improve gross margin.  Refresh the Brand  Brand refresh (signage upgrades and new packaging); redesigned website launched September 2025; loyalty program plans under evaluation.  Streng-then the Franchise Network  Recruit well-capitalized operators and provide advanced analytics to improve store economics and average unit volumes.  Expand High-Value Markets  Open flagship locations in key metropolitan areas (Charleston opened June 2025; additional flagship opportunities in the pipeline).  Disciplined Capital & Cost Mgmt.  Maintain a lean balance sheet, reduce G&A, and prioritize investments with the highest return potential.  Return to Sustainable Profitability

Franchise Development Momentum

Expand with High-Quality Operators in Strategic Markets

✓ **Recent Signings & New Store Pipeline Highlights**

- **Charleston, SC:** Opened June 2025 (4th store by existing operator)
- **Chicago – State Street:** Grand opening expected before 2025 holidays
- Signed:
  - *Palladio, Folsom, CA*
  - *Jersey Shore Premium Outlets, NJ*
  - *Miami, FL multi-unit area operator signed 9-unit agreement Nov 2025*
  - *Additional multi-unit area operating agreements in process*

✓ **Strategy & Core Focus – Increase Sales and Improve Profitability at Store Level**

- Targeting financially sophisticated, well-capitalized, entrepreneurial operators
- Company-owned stores used as testbeds for product introductions, merchandizing, and customer engagement strategies
- Recent Corpus Christi store remodel (first corporate store to undergo remodel) resulted in **record day of sales**
- Camarillo, CA existing store acquisition provides physical presence in an important market and opportunity for continued development – margin accretive to RMCF income statement



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Operational Upgrades Modernizing the Platform to Drive Efficiency and Visibility ERP & POS Rollout Complete Connected 115+ stores with real-time sales data, product mix and store level margin visibility – continued enforcement of common POS across all locations Store websites featuring BUY NOW Store level fulfillment for 3rd Party Delivery – improving profitability while driving average ticket value; increased SEO and Social Media results 3rd Party Delivery Corporate working with all major 3PD to negotiated favorable rates and encouraged store adoption Consumer Packaging Operations Brought In-House Shift eliminated roughly $1.5M in yearly losses and improved quality control and shipping timeliness Flat-Fee Freight & Logistics Faster deliveries from new Albuquerque warehouse and fresher product for franchisees, while lowering cost variability Factory Throughput & Automation Early automation pilots and SKU simplification improving production efficiency with Lean Manufacturing and Six Sigma discipline resulted in scrap and waste reduction and better production statistics

Margin & Cost Actions Disciplined Cost Management and Margin Recovery Cocoa Purchasing Strategy Locked in cocoa pricing between $6,000 and $8,000/MT, a significant reduction from recent highs SKU Rationalization & Production Efficiency Focus on high-volume, profitable products; reduced waste and scrap G&A Reductions Achieved $1.5M year-over-year decline in Q1 FY2026 operating expenses; more expected to come Flat-Fee Freight Program National freight model lowering shipping variability and product freshness; improving store level sales and profitability In-House Packaging Restored Brought packaging back to Durango facility, strengthening quality control and store delivery timeliness Long-Term Goal Management expects continued gross-margin improvement as transformation initiatives continue

Rebrand & Growth New Look, New Stores: Positioning RMCF for the Next Era of Growth Flagship Launch & New Store Development First flagship with modern format opened in Charleston, SC (June 2025); multiple new store openings in the pipeline. Systemwide Brand Refresh Updated logo, in-store signage, and e-commerce platform rolling out through FY2026. Stronger Franchise Network Recruiting multi-unit operators to drive higher average unit volumes and accelerate market expansion. Expansion Pipeline Active lease negotiations in major U.S. cities for additional FY2026 openings. Enhanced Digital Presence Upcoming loyalty program and upgraded online store designed to increase omnichannel engagement.

Digital Expansion & Customer Engagement

Reaching Consumers Where They Are

Website Relaunch (Q2 FY26)

- Modern UX reflecting new branding and packaging
- Serves as a curated sampling experience, directing traffic to physical stores

Loyalty Program Launch – Early Calendar 2026

- Personalized, mobile-friendly rewards platform to launch shortly after the first of the year
- Aims to drive frequency and repeat purchases across locations

3rd Party Delivery POS Integration

- DoorDash storefront model rolling out system-wide
- Negotiating with DoorDash, Uber Eats, Grub Hub, Instacart and ezCater systemwide
- Improved unit economics and broader market reach
- Foundation set for expansion to additional platforms

Rocky Mountain Chocolate Factory 16

Investment Highlights Differentiated Brand with a Path to Growth and Profitability Diversified, Scalable Revenue Model Factory product sales, recurring revenue (royalties), franchise royalties & fees, company-owned retail, and e-commerce provide multiple growth levers Motivated and Aligned Leadership New executive management team with food, franchising, production, sales, marketing and financial expertise to return RMCF to consistent, long-term growth and profitability supported by a refreshed board of directors Strong Franchise Momentum Growing franchise interest and pipeline; targeting well-capitalized multi-unit operators. Currently the strongest franchisee pipeline in many years Large, Growing Addressable Market Positioned within the fragmented U.S. chocolate and candy shop segment, supported by ongoing category consumption growth with additional opportunity north and south of the border

Appendix

Board of Directors Mel Keating Director and Board Chair Steven L. Craig Director Jeff Geygan Director and Interim CEO Brian Quinn Director

Balance Sheet Summary *In Thousands USD FY2024 FY2025 Assets Cash & Equivalent $2,082 $720 Acct Receivable $2,184 $3,405 Inventory $4,358 $4,630 Other Assets $443 $393 Total Assets $20,577 $21,175 Liabilities Acct Payable $3,411 $4,816 Total Debt $6,000 $6,000 Other Liabilities $4,196 $4,112 Total Liabilities $9,941 $14,200 Total Equity $10,636 $6,975

Investor Relations Contact Sean Mansouri, CFA 720-330-2829 RMCF@elevate-ir.com